Exhibit 99.1

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

         This SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE (the "Agreement") is entered into as of March 23, 2001, by and between Charlie Yang ("Yang"), on the one hand, and ePhone Telecom, Inc. ("ePhone"), on the other hand.

I.       RECITALS

         A. The purpose of this Agreement is to settle and compromise all disputes, claims and controversies existing between the parties, including without limitation all claims arising out of Yang's employment with ePhone, and the separation of Yang's employment from ePhone, without any admission of liability or of any fact, claim or defense.

         B. On or about August 16, 1999, Yang and ePhone entered into that certain Engagement Agreement, dated and effective as of July 8, 1999 (the "Engagement Agreement").

         C. In or about January 2000, Yang's employment with ePhone was terminated.

         D. On or about April 3, 2000, Yang initiated an arbitration proceeding against ePhone before the American Arbitration Association, San Francisco Regional Office, Case No. 74-160-00374-00 (the "Action"), to resolve certain disputes arising out of the Engagement Agreement.

         E. Yang and ePhone intend that this Agreement effects a total resolution and compromise of all claims between them including, without limitation, those claims related to or arising from the Action, the Engagement Agreement, Yang's employment with ePhone, and Yang's separation of employment from ePhone.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, and to avoid further and protracted litigation, it is hereby agreed among the parties as follows:

II.      CONSIDERATION GIVEN BY EPHONE TO YANG

         A. Settlement Payment By ePhone. In consideration for the releases, covenants, promises and representations made in this Agreement, ePhone shall pay to Yang the sum of $400,000 (four hundred thousand dollars), in the following amounts, on the following dates:

         $100,000 Within one day following receipt by ePhone's counsel of a fully executed copy of this Agreement

         $ 75,000                   April 23, 2001

         $ 75,000                   May 23, 2001

         $ 75,000                   June 23, 2001

         $ 75,000                   July 23, 2001

                  Payments of the above said sums shall be in the form of check made payable jointly to "Charlie Yang and Stuart MacKenzie, Esq." Payments not received by Yang within five (5) business days of the due date shall be deemed late, and shall render ePhone in default of this Agreement. ePhone may cure such default by delivering such payment to Yang within five (5) business days of receipt of written notice of such default. If Yang does not receive such payment within five (5) business days of ePhone's receipt of written notice of default, Yang shall be entitled to entry of a Stipulated Judgment against ePhone, in the amount of the sum of all then outstanding installment payments, plus $100,000 and 100,000 ePhone shares (i.e., a total judgment of $500,000 and 500,000 shares, less any settlement payments already made and shares already transferred by ePhone). Said Stipulated Judgment shall not require a noticed motion, but may be entered upon ex parte application by Yang.

         It is understood and agreed that Yang is liable for all tax obligations, if any, with respect to the sums set forth herein. ePhone makes no warranty as to any tax consequences of such payments, and a determination of the tax consequences of such payment are the sole responsibility of Yang and his attorneys. Yang agrees to indemnify and hold ePhone harmless with respect to any tax obligations related to this Agreement.

         B. Issuance of Settlement Shares by ePhone. Within ten business days following receipt by ePhone's counsel of a fully executed copy of this Agreement, ePhone shall issue and deliver to Yang and/or his counsel, as Yang may reasonably request, 400,000 (four hundred thousand) shares of common stock of ePhone. ePhone shall use its best efforts to ensure that such shares are registered and/or otherwise rendered "freely tradeable" as soon as possible following delivery of such to Yang. Yang agrees that he (and/or his counsel, if applicable) shall not sell more than 50,000 (fifty thousand) shares of such stock in the aggregate in any calendar month, and agrees and acknowledges that such trading volume limitation is a material term of this settlement agreement, the breach of which shall entitle ePhone to recover damages against Yang.

         C. General Releases by ePhone. It is understood and agreed that in consideration of the mutual promises and covenants contained in this Agreement, and after consultation with counsel, ePhone, itself and its respective current and former officers, directors, shareholders, employees, representatives, attorneys and agents, irrevocably and unconditionally release and forever discharge Yang from any and all causes of action, claims, actions, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind or character, which ePhone may have against Yang by reason of, arising out of, touching upon, or concerning the Action, the Engagement Agreement, Yang's employment with ePhone, and the separation of said employment.

         D. Representations and Warranties by ePhone. ePhone represents and warrants that it has not assigned or subrogated any of its rights, claims or causes of action against Yang, including any claims referenced in this Agreement, or authorized any other person or entity to assert such claim or claims on its behalf, and it agrees to indemnify and hold harmless Yang against any assignment of said rights, claims and/or causes of action.

III.     CONSIDERATION GIVEN BY YANG TO EPHONE

         A. General Releases by Yang. In consideration for the releases, covenants, promises and representations made in this Agreement, and after consultation with counsel, Yang, for himself and his respective heirs, representatives, agents, successors and assigns, and anyone else claiming by or through Yang (including but not limited to General Telecom, Inc.), irrevocably and unconditionally releases and forever discharges ePhone, and its respective current and former officers, directors, shareholders, employees, representatives, heirs, insurers, attorneys and agents, from any and all causes of action, claims, actions, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind or character, which Yang may have against them by reason of, arising out of, touching upon, or concerning the Action, the Engagement Agreement, Yang's employment with ePhone, and the separation of said employment.

Yang acknowledges that this general release of claims specifically includes, but is not limited to, any and all claims for wrongful termination; sexual harassment; retaliation; breach of contract; breach of the implied covenant of good faith and fair dealing; inducement of breach; interference with contractual rights; wrongful or unlawful discharge or demotion; violation of public policy; invasion of privacy; slander; intentional or negligent infliction of emotional distress; intentional or negligent misrepresentation; conspiracy; failure to pay wages, commissions, benefits, expenses, vacation pay, severance pay, attorneys' fees, or other compensation of any sort; defamation; unlawful effort to prevent employment; discrimination on the basis of race, color, sex, national origin, ancestry, religion, age, disability, handicap, medical condition or marital status; any claim under Title VII of the Civil Rights Act of 1964 (Title VII, as amended), 42 U.S.C. ss. 2000, et seq., the Age Discrimination in Employment Act ("ADEA"), 29 U.S.C. ss. 621, et seq., the Older Workers Benefit Protection Act ("OWBPA"), 29 U.S.C. ss. 626(f), or the California Fair Employment and Housing Act ("FEHA"), California Government Code ss. 12940 et seq.; violation of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"); violation of the Occupational Safety and Health Act ("OSHA") or any other health and/or safety laws, statutes or regulations; violation of the Employment Retirement Income Security Act of 1974 ("ERISA"); violation of the Internal Revenue Code; or violation any other statute, law, or regulation.

         B. Representations and Warranties by Yang. Yang represents and warrants that he has not assigned or subrogated any of his rights, claims or causes of action against ePhone, including any claims referenced in this Agreement, or authorized any other person or entity to assert such claim or claims on his behalf, and he agrees to indemnify and hold harmless ePhone against any assignment of said rights, claims and/or causes of action.

IV.      ADDITIONAL WAIVERS, RELEASES, AND WARRANTIES

         A. Yang and ePhone do hereby, for themselves and for each of their respective heirs, representatives, agents, successors and assigns, expressly waive and relinquish all rights and benefits afforded by California Civil Code
Section 1542, and do so understanding and acknowledging the significance and consequences of such specific waiver of California Civil Code Section 1542.

         B. Yang and ePhone acknowledge that they are being represented in this matter by counsel, and that they are familiar with the provisions of California Civil Code Section 1542. California Civil Code Section 1542 provides as follows:

              A general release does not extend to claims which the
                creditor does not know or suspect to exist in his
              favor at the time of executing the release, which if
                 known by him must have materially affected his
                           settlement with the debtor.

Thus, notwithstanding the provisions of California Civil Code Section 1542, and for the purpose of implementing a full and complete release and discharge of the other, Yang and ePhone expressly acknowledge that this Agreement is also intended to include in its effect, without limitation, all claims which they do not know or expect to exist in his or its favor at the time of execution, and that this Agreement contemplates the extinguishment of any such claim or claims.

         C. Denial of Liability. The parties acknowledge that ePhone has denied and continues to deny any and all liability to Yang for any and all claims in connection with the Action or otherwise. Each party expressly recognizes that this Agreement shall not in any way be construed as an admission by ePhone of any unlawful or wrongful acts whatsoever with respect to Yang or any other person. ePhone expressly denies any violation of any policy or procedure, or of any state or federal law or regulation. ePhone specifically denies any liability to, or wrongful acts against, Yang or any other person on the part of ePhone or any other employees or agents of ePhone. This Agreement shall not be admissible in any proceeding as evidence of or any admission by ePhone of any violation of any law or regulation or wrongful act. This Agreement may, however, be introduced as evidence in any proceeding to enforce this Agreement.

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

         D. Dismissal with Prejudice. Immediately following the execution of this Agreement by Yang and ePhone, Yang's and ePhone's counsel shall execute, file and serve a Stipulation for Dismissal of the Action. Yang agrees to take all further steps, and to execute any other documents, which may be necessary to effect a dismissal of the Action in its entirety, with prejudice, and will immediately cause such documents to be sent to counsel for ePhone.

         E. Further Warranties. Yang specifically represents that, other than the Action, he has no other pending complaints or charges against ePhone with any state or federal court or any local, state or federal agency, or in any other country, based on any events occurring prior to the date of execution of this Agreement. ePhone represents that it has no pending complaints or charges against Yang with any state or federal court or any local, state or federal agency, or in any other country, based on any events occurring prior to the date of execution of this Agreement.

         F. No Future Claims. Yang further agrees and represents that he will not in the future file, participate in, instigate or encourage the filing of any lawsuit by any person or entity in any state or federal court or any proceeding before any local, state or federal agency claiming that ePhone has violated any local, state or federal laws, statutes, ordinances or regulations, including but not limited to any laws, statutes or regulations of the State of California or concerning any allegations of: sexual harassment; retaliation; breach of contract; breach of the implied covenant of good faith and fair dealing; inducement of breach; wrongful or unlawful discharge or demotion; violation of public policy; invasion of privacy; slander; intentional or negligent infliction of emotional distress; fraud; intentional or negligent misrepresentation; conspiracy; failure to pay wages, benefits, vacation pay, severance pay, expenses, or other compensation of any sort; defamation; unlawful effort to prevent employment; discrimination on the basis of race, color, sex, national origin, ancestry, religion, age, disability, handicap, medical condition, marital status or any other protected class; any claim under Title VII of the Civil Rights Act of 1964 (Title VII, as amended), 42 U.S.C. ss. 2000, et seq., ADEA, OWBPA or FEHA; violation of the COBRA; violation of OSHA or any other worker health and/or safety laws, statutes or regulations; violation of ERISA; violation of the Internal Revenue Code; or any other tortious or otherwise wrongful conduct, based upon events occurring prior to the date of the execution of this Agreement.

V.       GENERAL PROVISIONS

         A. Costs and Fees. It is agreed and understood that Yang and ePhone shall bear their own costs and attorneys' fees with respect to the Action, including all costs and attorneys' fees incurred in connection with, or in any way related to, the negotiation or consummation of this Agreement.

         B. Counsel. The parties acknowledge and represent that, prior to execution of this Agreement, they have consulted with their respective counsel concerning the terms and conditions set forth in this Agreement.

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

         C. Knowing and Voluntary Settlement. Yang and ePhone acknowledge and represent that they have carefully read and fully understand all of the provisions of this Agreement, and the terms and conditions set forth in this Agreement. The parties further acknowledge and represent that they enter into this Agreement freely, knowingly and without coercion, and based on their own judgment.

         D. Different or Additional Facts. Yang and ePhone acknowledge and agree that they may later discover facts different from or in addition to those they now know or believe to be true in entering into this Agreement. Yang and ePhone agree to assume the risk of the possible discovery of additional or different facts, including facts which may have been concealed or hidden, and agree that this Agreement shall remain effective regardless of such additional or different facts. Each further acknowledges and agrees that the other has no duty to disclose any fact prior to the execution of this Agreement.

         E. Arbitration. Any and all disputes, controversies or claims between Yang and ePhone arising out of or in any way related to this Agreement, including without limitation, fraud in the inducement of this Agreement, or relating to the validity, enforceability or application of this Agreement, shall be submitted to final and binding arbitration under the auspices and rules of the American Arbitration Association. There shall be one arbitrator. The parties agree that they have waived any right to trial by jury. The decision of the arbitrator shall be final and binding. The prevailing party in any such arbitration proceeding shall be entitled to his or its costs and reasonable attorneys' fees. Judgment upon any award rendered may be entered in any court of competent jurisdiction.

         F. Governing Law. This Agreement shall be construed and governed exclusively by the laws of the State of California, without giving effect to its conflict of laws provisions.

         G. Ambiguities. It is agreed and understood that the general rule that ambiguities are to be construed against the drafter shall not apply to this Agreement. In the event that any language of this Agreement is found to be ambiguous, each party shall have an opportunity to present evidence as to the actual intent of the parties with respect to any such ambiguous language.

         H. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

         I. Confidentiality of Agreement and Letter of Reference. The parties agree to keep the terms of this Agreement confidential; provided, however, that ePhone may disclose the terms of this Agreement as necessary to comply with SEC reporting requirements or similar such requirements. The parties agree further that they will not make disparaging remarks about the other. ePhone further agrees to provide a "letter of reference" to Yang in substantially the following form: "Charlie Yang was the President and COO of ePhone from June 1999 until March 2000, at which time Mr. Yang left to pursue other opportunities. During his tenure with ePhone, Mr. Yang made valuable contributions to the company, and ePhone wishes him well in his future endeavors."

         J. Amendment, Modification, and Waiver. Any amendment or modification of this Agreement must be in writing and signed by Yang and ePhone. No waiver by any party of any breach of any term or provision of this Agreement shall be a waiver of any preceding, concurrent or succeeding breach of this Agreement or of any other term or provision of this Agreement. No waiver shall be binding on the part of, or on behalf of, any other party to this Agreement.

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

         K. Severability. If any provision of this Agreement is deemed to be illegal, invalid, or unenforceable, the legality, validity and enforceability of the remaining provisions shall not be affected.

         L. Enforcement Costs. In the event any dispute, controversy or claim arises out of or in connection with this Agreement or the claims released in this Agreement, the prevailing party shall be entitled to all reasonable attorneys' fees, costs and expenses.

         M. Entire Agreement. This Agreement contains all of the terms and conditions agreed upon by the parties regarding the subject matter of this Agreement. Any prior agreements, promises, negotiations or representations, either oral or written, relating to the subject matter of this Agreement are of no force or effect. This Agreement is executed without reliance upon any representation by any person concerning the nature or extent of injuries, damages or legal liability.

THE SIGNATORIES HAVE CAREFULLY READ THIS ENTIRE AGREEMENT. ITS CONTENTS HAVE BEEN FULLY EXPLAINED BY THE RESPECTIVE ATTORNEYS. THE SIGNATORIES FULLY UNDERSTAND THE FINAL AND BINDING EFFECT OF THIS AGREEMENT. THE ONLY PROMISES MADE TO ANY SIGNATORY ABOUT THIS AGREEMENT, AND TO SIGN THIS AGREEMENT, ARE CONTAINED IN THIS AGREEMENT. THE SIGNATORIES ARE SIGNING THIS AGREEMENT VOLUNTARILY.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                    --------------------------
                                    Charlie Yang

                                    ePhone Telecom, Inc.

                                    By:  ______________________

                                    Its:  _____________________



                                    APPROVED AS TO FORM:



                                    ---------------------------
                                    Stuart MacKenzie
                                    Attorney for Claimant  Charles Yang

                                    GREENBERG TRAURIG, LLP

                           By:      ___________________________
                                    Gregory D. Trimarche
                                    Attorneys for Defendant ePhone Telecom, Inc.